Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certifications are being furnished solely to accompany the Annual Report on Form 10-K for the year ended June 30, 2012 (the “Report”) pursuant to U.S.C. Section 1350, and pursuant to SEC Release No. 33-8238 are being “furnished” to the SEC rather than “filed” either as part of the Report or as a separate disclosure statement, and are not to be incorporated by reference into the Report or any other filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The foregoing certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18 or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Certification of the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Lantronix, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i) the accompanying Annual Report on Form 10-K of the Company for the annual period ended June 30, 2012 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results operations of the Company.

Date:	August 30, 2012	By:	/s/ KURT BUSCH
Name: Kurt Busch Title: President and Chief Executive Officer (Principal Executive Officer)

Certification of the Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Lantronix, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i) the accompanying Annual Report on Form 10-K of the Company for the annual period ended June 30, 2012 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results operations of the Company.

Date:	August 30, 2012	By:	/s/ JEREMY WHITAKER
Name: Jeremy Whitaker Title: Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)